UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2007
                           ---------------------------

                            Arbor Realty Trust, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Maryland                    001-32136                    20-0057959
    ---------------               -----------               -------------------
    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

Item 8.01  Other Events.

      On July 25, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.62 per share of common stock for the quarter ended June 30, 2007, which is payable on August 27, 2007 to common shareholders of record on August 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

      Exhibit Number
      --------------

            99.1  Press Release, dated July 25, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 25, 2007                ARBOR REALTY TRUST, INC..


                                     By: /s/ Walter K. Horn
                                        ----------------------------------------
                                     Name: Walter K. Horn
                                     Title: General Counsel, Secretary and
                                            Director of Compliance

                                  EXHIBIT INDEX


      Exhibit Number
      --------------

            99.1        Press Release, dated July 25, 2007.